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                                                                    EXHIBIT 24.3


                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Josiah O. Low, III
                                    --------------------------
                                    Josiah O. Low, III
                                    Director

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                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ David M. Sherer
                                    --------------------------
                                    David M. Sherer
                                    Director

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                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Roger O. West
                                    --------------------------
                                    Roger O. West
                                    Director

                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY

         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 1,000,000 shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July 2003.

                                    /s/ Stephen M. Weinberg
                                    --------------------------
                                    Stephen M. Weinberg
                                    Director